UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to 240.14a-12

Spring Valley Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Spring Valley Announces Postponement of Extraordinary Meeting of Stockholders

Dallas, TX and Newark, NJ – August 20, 2021 – Spring Valley Acquisition Corp. (“Spring Valley”) (Nasdaq: SV, SVSVW, SVSVU) today announced that it postponed Spring Valley’s extraordinary general meeting of stockholders (the “Extraordinary Meeting”) originally scheduled to be held on August 20, 2021. The Extraordinary Meeting has been postponed until August 30, 2021 at 10:00 a.m. Eastern Time.

The Extraordinary Meeting is being held to vote on the proposals described in Spring Valley’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on July 26, 2021 (the “Definitive Proxy Statement”), relating to its Business Combination. The record date for determination of shareholders entitled to vote at the Extraordinary Meeting, including at all adjournments thereof, remains July 19, 2021. The Spring Valley Board of Directors continues to recommend that stockholders vote in favor of the proposals.

As of the date hereof, a sufficient number of Spring Valley’s stockholders had voted to approve the proposed business combination with AeroFarms, Inc. (the “Business Combination”). However, all of the conditions to effect the closing of the Business Combination have not yet been satisfied. The postponement is intended to permit more time to satisfy the closing conditions.

About Spring Valley Acquisition Corp.

Spring Valley Acquisition Corp. is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. While Spring Valley may pursue an initial business combination target in any business or industry, it is targeting companies focusing on sustainability, including clean energy and storage, smart grid/efficiency, environmental services and recycling, mobility, water and wastewater management, advanced materials and technology enabled services. Spring Valley’s sponsor is supported by Pearl Energy Investment Management, LLC, a Dallas, Texas based investment firm that focuses on partnering with best-in-class management teams to invest in the North American energy industry.

About AeroFarms, Inc.

Since 2004, AeroFarms has been leading the way for indoor vertical farming and championing transformational innovation for agriculture. On a mission to grow the best plants possible for the betterment of humanity, AeroFarms is a Certified B Corporation with global headquarters in Newark, New Jersey. Named one of the World’s Most Innovative Companies by Fast Company two years in a row and one of TIME’s Best Inventions in Food, AeroFarms patented, award-winning indoor vertical farming technology provides the perfect conditions for healthy plants to thrive, taking agriculture to a new level of precision, food safety, and productivity while using up to 95% less water and no pesticides ever versus traditional field farming. AeroFarms enables local production to safely grow all year round, using vertical farming for elevated flavor. In addition, through its proprietary growing technology platform, AeroFarms has grown over 550 varieties and has developed multi-year strategic partnerships ranging from government to major Fortune 500 companies to help uniquely solve agriculture supply chain needs. For additional information, visit: https://aerofarms.com/.

On March 26, 2021, AeroFarms announced a definitive business combination agreement with Spring Valley Acquisition Corp. (Nasdaq: SV). Upon the closing of the business combination, AeroFarms will become publicly traded on Nasdaq under the new ticker symbol "ARFM". Additional information about the transaction can be viewed here: https://aerofarms.com/investors/

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Important Information and Where to Find It

Spring Valley filed the definitive proxy statement/prospectus with the U.S. Securities and Exchange Commission (“SEC”) in connection with the proposed Business Combination. The definitive proxy statement/prospectus has been sent to all Spring Valley shareholders and Spring Valley and AeroFarms will also file other documents regarding the proposed business combination with the SEC. Spring Valley shareholders and other interested parties are urged to read the definitive proxy statement/prospectus and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Spring Valley, AeroFarms and the proposed transactions. Spring Valley shareholders and other interested parties may obtain free copies of the definitive proxy statement/prospectus and other documents filed with the SEC by Spring Valley through the website maintained by the SEC at http://www.sec.gov or by directing a request to: Spring Valley Acquisition Corp., 2100 McKinney Ave, Suite 1675, Dallas, TX 75201 or (214) 308-5230.

Participants in the Solicitation

Spring Valley and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions. Information about the directors and executive officers of Spring Valley is set forth in its definitive proxy statement/prospectus (Registration Number 333-255978), initially filed with the SEC on May 10, 2021. Additional information regarding the participants in the definitive proxy statement/prospectus solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transactions when they become available. Spring Valley shareholders and other interested persons should read the definitive proxy statement/prospectus carefully before making any voting decisions. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Forward-Looking Statements

This communication includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, Spring Valley’s ability to enter into definitive agreements or consummate a transaction with AeroFarms; Spring Valley’s ability to obtain the financing necessary consummate the proposed transactions; and the expected timing of completion of the proposed transactions. These statements are based on various assumptions and on the current expectations of Spring Valley’s and AeroFarms’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Spring Valley and AeroFarms. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to enter into definitive agreements or successfully or timely consummate the proposed transactions or to satisfy the other conditions to the closing of the proposed transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the Spring Valley shareholders for the proposed transactions is not obtained; failure to realize the anticipated benefits of the proposed transactions, including as a result of a delay in consummating the proposed transaction or difficulty in, or costs associated with, integrating the businesses of Spring Valley and AeroFarms; the amount of redemption requests made by the Spring Valley shareholders; the occurrence of events that may give rise to a right of one or both of Spring Valley and AeroFarms to terminate the Merger Agreement; risks related to the rollout of AeroFarms’ business and the timing of expected business milestones; the effects of competition on AeroFarms’ business; and those factors discussed in Spring Valley’s registration statement on Form S-4 (Registration Number 333-255978), initially filed with the SEC on May 10, 2021, under the heading “Risk Factors,” and other documents of Spring Valley filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Spring Valley nor AeroFarms presently know or that Spring Valley and AeroFarms currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Spring Valley’s and AeroFarms’ expectations, plans or forecasts of future events and views as of the date of this communication. Spring Valley and AeroFarms anticipate that subsequent events and developments will cause their assessments to change. However, while Spring Valley and AeroFarms may elect to update these forward-looking statements at some point in the future, Spring Valley and AeroFarms specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Spring Valley’s or AeroFarms’ assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

AeroFarms Contacts:
Investor Relations:
Jeff Sonnek
ICR
Jeff.Sonnek@icrinc.com
1-646-277-1263

Media Relations:
Marc Oshima
AeroFarms
MarcOshima@AeroFarms.com
1-917-673-4602